UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): April 26, 2004

                                -----------------

                             Digital Recorders, Inc.

             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


         North Carolina                   1-13408                 56-1362926
(State or Other Jurisdiction of    (Commission File Number)     (IRS Employer
         Incorporation)                                      Identification No.)


                5949 Sherry Lane, Suite 1050, Dallas, Texas 75225
               (Address of Principal Executive Offices) (Zip Code)


        Registrant's Telephone Number, Including Area Code (214) 378-8992



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Item 5.  Other Events and Required Regulation FD Disclosure

         On April 26, 2004, Digital Recorders, Inc. (DRI) (NASDAQ: TBUS), a market leader in transit, transportation and law enforcement digital communications and audio enhancement systems, announced that it has completed its previously announced $5.0 million private placement of its common stock to certain qualified institutional investors.

         A copy of the Company's press release is attached hereto as Exhibit
99.1 and is incorporated herein by reference.


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ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits


(c)  Exhibits.

     99.1     Press release dated April 26, 2004.





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Signature(s)

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             DIGITAL RECORDERS, INC.


Date: April 26, 2004         By: /s/ DAVID L. TURNEY
                                 -----------------------------------------------
                                 David L. Turney
                                 Chairman, Chief Executive Officer and President




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INDEX TO EXHIBITS

EXHIBIT
NUMBER          DESCRIPTION

 99.1           Press release dated April 26, 2004.